UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024

Meta Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-36247	74-3237581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Highfield Park Dr
Dartmouth, Nova Scotia, Canada		B3A 4R9
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 902 482-5729

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 25, 2024, the U.S. Securities and Exchange Commission (the “SEC”) issued an Order Instituting Cease-and-Desist Proceedings Pursuant to Section 8(a) of the Securities Act of 1933 (the “Securities Act”) and Section 21C of the Securities Exchange Act of 1934 (the “Exchange Act”), Making Findings, and Imposing a Cease-and-Desist Order (the “Settlement Order”) resolving the previously disclosed SEC inquiry into Meta Materials Inc. (the “Company”) related to, among other things, the merger involving Torchlight Energy Resources, Inc. and Metamaterial Inc. and other matters in connection with the foregoing.

The Company has agreed to settle with the SEC, without admitting or denying the allegations described in the Settlement Order. The Settlement Order requires the Company to (i) cease and desist from committing or causing any violations and any future violations of Section 17(a) of the Securities Act, Sections 10(b), 13(a), 13(b)(2)(A), 13(b)(2)(B), and 14(a) of the Exchange Act and Rules 10b-5(a), 10b-5(c), 12b-20, 13a-11, and 14a-9 thereunder, and (ii) pay, a civil penalty in the amount of $1,000,000 to the SEC, with payment of the civil penalty made in the following installments: $250,000 within 30 days after entry of the Settlement Order, $250,000 within 120 days after entry of the Settlement Order, $250,000 within 210 days after entry of the Settlement Order, and the remaining balance within 300 days after entry of the Settlement Order.

The foregoing description of the Settlement Order does not purport to be complete and is qualified in its entirety by reference to the Settlement Order. The Settlement Order is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1

Order Instituting Cease-and-Desist Proceedings Pursuant to Section 8(a) of the Securities Act of 1933 and Section 21(c) of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

META MATERIALS INC.

Date:	June 25, 2024	By:	/s/ Uzi Sasson
Uzi Sasson President and Chief Executive Officer